PROMISSORY NOTE RECEIVABLE	12 Months Ended
Nov. 30, 2021
PROMISSORY NOTE RECEIVABLE
PROMISSORY NOTE RECEIVABLE

8.  PROMISSORY NOTE RECEIVABLE

$
Balance, November 30, 2019	—
Additions	2,360
Interest and fees	82
Repayment	(1,033)
Balance, November 30, 2020	1,409
Additions	755
Interest and fees	217
Acquisition consideration (Note 19)	(762)
Acquisition of Green Roads (Note 19)	100
Foreign currency translation gain	3
Repayment	(1,635)
Balance, November 30, 2021	87

On September 4, 2020, the Company converted a $1,360 trade accounts receivable balance of a Canadian licensed producer to a promissory note in the amount of $1,360 which accrued interest at 15% per annum. On February 23, 2021, the promissory note was repaid in full for proceeds of $1,614 including accrued interest and fees of $254.

On June 17, 2021, the Company acquired a $100 promissory note receivable held by Green Roads. The note is owed by a U.S. CBD company and payment terms are $5 biweekly payments. No interest is earned on the balance.